UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Eastman Kodak Company (the “Company”) has made significant progress to date in its Chapter 11 restructuring.  As a result, the Company is now ready to begin discussions with certain key creditor groups on a plan of reorganization. To facilitate these discussions with the widest possible group of interested parties, including holders of publicly-traded securities, the Company is today disclosing certain forward-looking information showing its cash flow forecast and financial projections for the Company’s Commercial Imaging businesses, which are focused on commercial, packaging, and functional printing solutions and enterprise services, and will form the Company upon emergence.

The cash flow forecast and financial projections are attached as Exhibit 99.1.

These projections illustrate the solid foundation from which the Company will operate on emergence, including forecasts of its U.S. operating cash flow through June 2013, as well as pro-forma projections of the Company’s combined operating cash flow after taking into account previously announced portfolio strategy decisions, such as the intention to divest the Document Imaging and Personalized Imaging businesses, as well as its intention to wind down the sale of consumer inkjet printers and focus on servicing its installed base of customers.

The projections also highlight the cash-generating set of Kodak businesses that are expected to emerge from Chapter 11 in the first half of 2013. The Commercial Imaging businesses have significant growth potential and include differentiated products and services that leverage Kodak’s unique technological and competitive advantages.

The Company is also making its cash flow forecast and financial projections available at http://files.shareholder.com/downloads/EK/2115179846x0x605016/5aa97bbd-9ea6-4dcc-808e-9460373be3fb/Bondholder_Disclosure_October2012.PDF.

A copy of the press release announcing the Company’s disclosure on the Commercial Imaging businesses and discussions on its plan of reorganization is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Cash Flow Forecast and Financial Projections

99.2	Press release issued by Eastman Kodak Company dated October 12, 2012.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report on Form 8-K, including the exhibits attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company's plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, financing needs, business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibits attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management's examination of historical operating trends and data are based upon the Company's expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, and June 30, 2012, under the headings “Business,” “Risk Factors,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following:  the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the ability of the Company and its subsidiaries to develop, secure approval of and consummate one or more plans of reorganization with respect to the Chapter 11 cases; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; our ability to raise sufficient proceeds from the sale of businesses and non-core assets; the businesses the Company expects to emerge from Chapter 11; the ability of the company to discontinue certain businesses or operations; the ability of the Company to continue as a going concern; the Company’s ability to comply with the Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) covenants in its Debtor-in-Possession Credit Agreement; our ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company's liquidity, results of operations, brand or business prospects; the monetization of our digital imaging patent portfolio; the outcome of our intellectual property patent litigation matters; the Company's ability to generate or raise cash and maintain a cash balance sufficient to comply with the minimum liquidity covenants in its Debtor-in-Possession Credit Agreement and to fund continued investments, capital needs, restructuring payments and service its debt; our ability to fairly resolve legacy liabilities; the resolution of claims against the company; our ability to retain key executives, managers and employees; our ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, including the exhibits attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Patrick M. Sheller
Patrick M. Sheller
Senior Vice President
General Counsel, Secretary & Chief Administrative Officer

Date:	October 12, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Cash Flow Forecast and Financial Projections

99.2	Press release issued by Eastman Kodak Company dated October 12, 2012.